Filed pursuant to Rule 497(e)
Registration Nos. 333-212637; 811-23175

Supplement dated March 8, 2023
to the
Statement of Additional Information (“SAI”) dated October 31, 2022 for Matrix Advisors Dividend Fund (the “Fund”)
a series of Matrix Advisors Funds Trust (the “Trust”)

The Board of Trustees of the Trust has appointed Mr. Keith Shintani as an independent trustee of the Trust effective as of March 8, 2023.

Accordingly, effective immediately, the Independent Trustees table in the section entitled “Trustees and Officers” on page B-8 of the Fund’s SAI is hereby amended to include the following:

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Date Elected	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee for the Past Five Years
Independent Trustee
Keith Shintani (Born 1963)	Trustee	Indefinite; Since 2023	Retired, formerly Senior Vice President of Relationship Management at U.S. Bank Global Fund Services (January 1998 to June 2022).	1	None

In addition, effective immediately, the following information is added to the sub-section entitled “Trustee Attributes” beginning on page B-10 of the Fund’s SAI:

Keith Shintani. Mr. Shintani has served as a Trustee of the Fund since 2023 and is currently retired. He previously served as Senior Vice President in the Relationship Management Department at U.S. Bank Global Fund Services from 1998 to 2022. Through his 30 plus years of experience in the mutual fund industry, Mr. Shintani is experienced in financial reporting, accounting, regulatory, compliance, operational and investment matters. Such experience helps Mr. Shintani exercise the business judgment necessary to fulfill the requirements and obligations of his position on the Board of Trustees and to effectively evaluate Fund management.

Please retain this supplement with your Statement of Additional Information